The transition to a holding company structure described in this document involves securities of a Japanese company. The offer is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in Japan and some or all of its officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than in connection with the transition to a holding company structure, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese-language original for reference purposes only. In the event of any conflict or discrepancy between this document and the Japanese-language original, the Japanese-language original shall prevail in all respects.

Securities code: 8369

To our shareholders :

Nobuhiro Doi

President

The Bank of Kyoto, Ltd.

700, Yakushimae-cho, Karasuma-dori,
Matsubara-Agaru, Shimogyo-ku, Kyoto, Japan

THE 120TH ORDINARY GENERAL MEETING OF SHAREHOLDERS

Reference Documents for the General Meeting of Shareholders (Supplement)

Proposal 4: Incorporation of a wholly owning parent company through share transfer

Details of share acquisition rights

(Exhibit 2-(1)-1 to Exhibit 2-(13)-2 to the Share Transfer Plan included on page 15-16 of the Notice of Convocation)

1

Exhibit 2-(1)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 1st Share Acquisition Rights

1.	Name of share acquisition rights

The Bank of Kyoto, Ltd. 1st Share Acquisition Rights

2.	Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares (the number of shares granted after adjustment due to the reverse share split effective October 1, 2017). If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.	Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.	Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.	Period during which share acquisition rights may be exercised

The period is between July 30, 2008 and July 29, 2038.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1)	The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than 1 resulting from the calculation being rounded up to the next whole number.

2

(2)	The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

7.	Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 30, 2037, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.	Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1)	The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2)	A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3)	A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4)	The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.	Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.	Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

3

(1)	Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2)	Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3)	Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4)	Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5)	Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6)	Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7)	Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.	Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.	Allotment date of share acquisition rights

July 29, 2008

End

4

Exhibit 2-(1)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 1st Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 1st Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 29, 2038.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

5

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 30, 2037, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

6

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

7

Exhibit 2-(2)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 2nd Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 2nd Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares (the number of shares granted after adjustment due to the reverse share split effective October 1, 2017). If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between July 30, 2009 and July 29, 2039.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

8

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 30, 2038, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

9

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

July 29, 2009

End

10

Exhibit 2-(2)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 2nd Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 2nd Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 29, 2039.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

11

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 30, 2038, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

12

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

13

Exhibit 2-(3)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 3rd Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 3rd Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares (the number of shares granted after adjustment due to the reverse share split effective October 1, 2017). If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between July 30, 2010 and July 29, 2040.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

14

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 30, 2039, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

15

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

July 29, 2010

End

16

Exhibit 2-(3)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 3rd Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 3rd Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 29, 2040.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

17

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 30, 2039, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

18

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

19

Exhibit 2-(4)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 4th Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 4th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares (the number of shares granted after adjustment due to the reverse share split effective October 1, 2017). If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between August 2, 2011 and August 1, 2041.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

20

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from August 2, 2040, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

21

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

August 1, 2011

End

22

Exhibit 2-(4)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 4th Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 4th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and August 1, 2041.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

23

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from August 2, 2040, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

24

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

25

Exhibit 2-(5)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 5th Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 5th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares (the number of shares granted after adjustment due to the reverse share split effective October 1, 2017). If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between July 31, 2012 and July 30, 2042.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

26

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 31, 2041, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

27

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

July 30, 2012

End

28

Exhibit 2-(5)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 5th Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 5th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 30, 2042.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

29

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 31, 2041, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

30

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

31

Exhibit 2-(6)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 6th Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 6th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares (the number of shares granted after adjustment due to the reverse share split effective October 1, 2017). If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between July 31, 2013 and July 30, 2043.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

32

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 31, 2042, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

33

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

July 30, 2013

End

34

Exhibit 2-(6)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 6th Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 6th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 30, 2043.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

35

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 31, 2042, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

36

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

37

Exhibit 2-(7)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 7th Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 7th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares (the number of shares granted after adjustment due to the reverse share split effective October 1, 2017). If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between July 31, 2014 and July 30, 2044.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

38

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 31, 2043, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

39

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

July 30, 2014

End

40

Exhibit 2-(7)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 7th Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 7th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 30, 2044.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

41

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 31, 2043, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

42

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

43

Exhibit 2-(8)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 8th Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 8th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares (the number of shares granted after adjustment due to the reverse share split effective October 1, 2017). If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between July 31, 2015 and July 30, 2045.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

44

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 31, 2044, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

45

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

July 30, 2015

End

46

Exhibit 2-(8)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 8th Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 8th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 30, 2045.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

47

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 31, 2044, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

48

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

49

Exhibit 2-(9)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 9th Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 9th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares (the number of shares granted after adjustment due to the reverse share split effective October 1, 2017). If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between July 29, 2016 and July 28, 2046.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

50

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 29, 2045, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

51

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

July 28, 2016

End

52

Exhibit 2-(9)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 9th Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 9th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 28, 2046.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

53

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 29, 2045, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

54

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

55

Exhibit 2-(10)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 10th Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 10th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares (the number of shares granted after adjustment due to the reverse share split effective October 1, 2017). If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between July 31, 2017 and July 30, 2047.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

56

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 31, 2046, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

57

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

July 30, 2017

End

58

Exhibit 2-(10)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 10th Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 10th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 30, 2047.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

59

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 31, 2046, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

60

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

61

Exhibit 2-(11)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 11th Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 11th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between July 31, 2018 and July 30, 2048.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

62

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 31, 2047, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

63

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

July 30, 2018

End

64

Exhibit 2-(11)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 11th Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 11th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 30, 2048.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

65

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 31, 2047, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

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(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

67

Exhibit 2-(12)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 12th Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 12th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between July 31, 2019 and July 30, 2049.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

68

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 31, 2048, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

69

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

July 30, 2019

End

70

Exhibit 2-(12)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 12th Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 12th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 30, 2049.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

71

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 31, 2048, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

72

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

73

Exhibit 2-(13)-1 to the Share Transfers Plan

The Bank of Kyoto, Ltd. 13th Share Acquisition Rights

1.       Name of share acquisition rights

The Bank of Kyoto, Ltd. 13th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Bank of Kyoto, Ltd. (hereinafter referred to as the “Bank”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Bank conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Bank, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

The amount to be paid for share acquisition rights is the fair valuation amount calculated by the Black-Scholes model as of the allotment date of the share acquisition rights. In lieu of payment of such an amount to be paid, persons to whom share acquisition rights are allotted (hereinafter referred to as “Holders of Share Acquisition Rights”) are to offset such an amount against their compensation claims against the Bank.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between July 31, 2020 and July 30, 2050.

However, if the last day of the exercise period falls on a holiday of the Bank, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

74

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable), the share acquisition rights may be exercised in a single transaction from July 31, 2049, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Bank may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Bank’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Bank will be the extinct company is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Bank becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Bank (or at a meeting of the Bank’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Bank’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Bank.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Bank’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Bank is subject to a merger (limited to cases where the Bank becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Bank grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

75

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

July 30, 2020

End

76

Exhibit 2-(13)-2 to the Share Transfers Plan

Kyoto Financial Group, Inc. 13th Share Acquisition Rights

1.       Name of share acquisition rights

Kyoto Financial Group, Inc. 13th Share Acquisition Rights

2.       Class and number of shares for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of Kyoto Financial Group, Inc. (hereinafter referred to as the “Company”), and the number of shares for the purpose of each share acquisition right (hereinafter referred to as the “Number of Shares Granted”) is 20 shares. If the Company conducts a share split or a reverse share split, the Number of Shares Granted will be adjusted in accordance with the following formula. However, such adjustment will be made to the Number of Shares Granted for the share acquisition rights that have not been exercised at the time of such adjustment, and any fraction of less than one share resulting from such adjustment will be rounded down.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment × Ratio of split or consolidation

In addition, the Number of Shares Granted may be adjusted to a reasonable extent in the event of a merger, corporate split, share exchanges, share transfers, or decrease in the amount of share capital of the Company, or in any other cases where adjustment of the number of shares granted is necessary as in the aforementioned cases.

3.       Amount to be paid for share acquisition rights

No payment of money is required.

4.       Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of share acquisition rights is ¥1 per share eligible for granting upon the exercise of share acquisition rights multiplied by the Number of Shares Granted.

5.       Period during which share acquisition rights may be exercised

The period is between October 2, 2023 and July 30, 2050.

However, if the last day of the exercise period falls on a holiday of the Company, the last day is the preceding business day.

6.	Matters concerning share capital and legal capital surplus increased in the event of issuance of shares upon the exercise of share acquisition rights

(1) The amount of increase in share capital due to the issuance of shares upon the exercise of share acquisition rights is half of the maximum amount of increase in share capital, etc., as calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting, with any fraction less than ¥1 resulting from the calculation being rounded up to the next whole number.

(2) The amount of increase in legal capital surplus due to the issuance of shares upon the exercise of share acquisition rights is the amount obtained by subtracting the amount of increase in share capital as set forth in (1) above from the maximum amount of increase in share capital, etc. as set forth in (1) above.

77

7.       Conditions for exercise of share acquisition rights

Holders of Share Acquisition Rights may exercise all their share acquisition rights in a single transaction only within ten days from the day following the day on which they lose their position as a director (or an executive officer, if applicable) of the Bank of Kyoto, Ltd. However, even if a Holder of Share Acquisition Rights is in the position of director (or executive officer, if applicable,) of the Bank of Kyoto, Ltd., the share acquisition rights may be exercised in a single transaction from July 31, 2049, which is less than one year before the date of expiration of the period set forth in 5. above, subject to the other exercise conditions.

8.       Matters concerning the acquisition of share acquisition rights

If a Holder of Share Acquisition Rights falls under any of the following items, even during the period specified in 5. above, the Company may acquire the share acquisition rights of that Holder of Share Acquisition Rights without compensation on a date separately determined by the Company’s Board of Directors.

(1) The Holder of Share Acquisition Rights becomes unable to exercise the right in accordance with the provisions of 7. above or the terms of the share acquisition rights allotment agreement;

(2) A proposal for an absorption-type merger in which the Company will be the extinct company is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required);

(3) A proposal for share exchanges or share transfers whereby the Company becomes a wholly-owned subsidiary is resolved at a general meeting of shareholders of the Company (or at a meeting of the Company’s Board of Directors if a resolution of a general meeting of shareholders is not required); or

(4) The Company’s Board of Directors deems it appropriate to acquire share acquisition rights without compensation as a result of a resolution on an absorption-type company split or incorporation-type company split passed at a general meeting of shareholders of the Company.

9.       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval from the Company’s Board of Directors.

10.       Handling of share acquisition rights in the event of organizational restructuring

When the Company is subject to a merger (limited to cases where the Company becomes extinct as a result of a merger), absorption-type company split, incorporation-type company split, share exchanges, or share transfers (hereinafter collectively referred to as “Organizational Restructuring”), the Company grants to Holders of Share Acquisition Rights remaining on the effective date of the Organizational Restructuring (hereinafter referred to as “Remaining Share Acquisition Rights”) share acquisition rights of a stock company referred to in Article 236, Paragraph 1, Item 8, (a) to (e) of the Companies Act (hereinafter referred to as the “Reorganized Company”) in accordance with the conditions below. In this case, the Remaining Share Acquisition Rights are extinguished and new share acquisition rights of the Reorganized Company are newly granted. However, this is limited to cases where it is stipulated in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchanges agreement or share transfers plan that share acquisition rights of the Reorganized Company be granted in accordance with the conditions below.

(1) Number of share acquisition rights of the Reorganized Company to be granted

The same number of share acquisition rights as the number of Remaining Share Acquisition Rights held by Holders of Share Acquisition Rights are granted.

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(2) Class and number of shares of the Reorganized Company for the purpose of share acquisition rights

The class of shares for the purpose of share acquisition rights is common shares of the Reorganized Company, and the number of common shares of the Reorganized Company to be granted upon the exercise of share acquisition rights is determined in accordance with 2. above, taking into consideration the conditions of the Organizational Restructuring and other similar things.

(3) Value of property contributed upon the exercise of share acquisition rights

The value of property contributed upon the exercise of granted share acquisition rights is the amount obtained by multiplying the post-reorganization exercise price set forth below by the number of shares for the purpose of each such share acquisition right. The post-reorganization exercise price is ¥1 per share of the Reorganized Company eligible for granting upon the exercise of the granted share acquisition rights.

(4) Period during which share acquisition rights may be exercised

From the later of the commencement date of the period during which share acquisition rights may be exercised as set forth in 5. above or the effective date of the Organizational Restructuring, until the expiration date of the exercise period of share acquisition rights as set forth in 5. above.

(5) Matters concerning share capital and legal capital surplus increased in the event of the issuance of shares upon the exercise of share acquisition rights

Determined in accordance with 6. above.

(6) Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by transfer requires approval by a resolution of the Board of Directors of the Reorganized Company.

(7) Matters concerning the acquisition of share acquisition rights

Determined in accordance with 8. above.

11.       Rounding of fractions of less than one share

Any fraction of less than one share in the number of shares granted to Holders of Share Acquisition Rights upon the exercise of their share acquisition rights is rounded down.

12.       Allotment date of share acquisition rights

October 2, 2023

End

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